SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): _October 15_, 2000
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the master trust's assets and the collateral certificate for the due period ending _September 26_, 2000 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1                    Monthly Issuer's Report for the Due Period ending
                              September 26, 2000 and the related Payment Dates for the Notes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Managing Beneficiary of
                                  Citibank Credit Card Issuance Trust
                                    and
                                as Servicer of
                                  Citibank Credit Card Master Trust I


                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  October 15, 2000

EXHIBIT 99.1
                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending September 26, 2000
==============================================================================

This Report relates to the Due Period ending September 26, 2000 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     ------------------------------------------------

1. Portfolio Yield for the Collateral Certificate  ........            13.83%

       Yield Component  ...................................            17.43%

       Credit Loss Component  .............................             3.60%

2. New Purchase Rate  .....................................            19.96%

3. Total Payment Rate  ....................................            19.37%

4. Principal Payment Rate  ................................            18.52%

5. Aggregate Amount of Principal Receivables in the Master Trust:

     Beginning of Due Period  ............................  $  51,548,620,642

     Average  ............................................  $  51,603,528,429

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  51,687,929,209

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  48,040,877,369
         5-34 days delinquent  ...........................  $   2,561,562,424
        35-64 days delinquent  ...........................  $     761,066,883
        65-94 days delinquent  ...........................  $     303,732,718
       95-124 days delinquent  ...........................  $     276,036,257
      125-154 days delinquent  ...........................  $     213,835,624
      155-184 days delinquent  ...........................  $     165,980,246

      Current  ...........................................             91.82%
         5-34 days delinquent  ...........................              4.90%
        35-64 days delinquent  ...........................              1.45%
        65-94 days delinquent  ...........................              0.58%
       95-124 days delinquent  ...........................              0.53%
      125-154 days delinquent  ...........................              0.41%
      155-184 days delinquent  ...........................              0.31%
                                      Page 1

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending September 26, 2000
==============================================================================
                                              Current Due      Current Due
                                              Period on an     Period on a
                                              Actual Basis(1)  Standard Basis(1)
B. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Percentage Basis)
  1. Portfolio Yield                                 N/M             12.38%
  2. Weighted Average Note Rate                      N/M              7.26%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                         N/M              0.37%
         Others                                      N/M              0.00%
  4. Surplus Finance Charge Collections              N/M              4.75%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account     N/M              4.73%
  6. Required Surplus Finance Charge Amount          N/M              0.00%
  7. Aggregate Surplus Finance Charge Amount         N/M              4.75%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Dollars Basis)
  1. Total Investor Collections                 $   258,680,142 $   257,109,309
         Principal Collections                  $   240,728,135 $   240,728,135
         Finance Charge Collections             $    17,952,007 $    16,381,174
  2. Investor Default Amount                    $     3,704,654 $     3,704,654
  3. Investor Monthly Interest                  $     5,121,618 $     8,006,799
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $        13,361 $       400,833
         Others                                 $             0 $             0
  5. Surplus Finance Charge Collections         $     9,112,374 $     4,268,888
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 9,112,374 $ 4,268,888 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for Current Due Period on a Standard Basis reflect activity for the entire current due period, as if all Notes had already been outstanding prior to the first day of such due period.

      All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day counts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from August 29, 2000 to September 26, 2000, 29 days, or September 6, 2000 to October 5, 2000, 30 days (standard basis)

     Percentages for Current Due Period on an Actual Basis are not reported for this due period because they are not meaningful. All tranches of notes were issued on the last day of the due period.
                                    Page 2

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending September 26, 2000
==============================================================================
D. Information Regarding Notes of Citiseries
   -----------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount ...........$            0
  1b.  Class B Outstanding Dollar Principal Amount ...........$  500,000,000
  1c.  Class C Outstanding Dollar Principal Amount ...........$  800,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account ..$            0
  2b.  Targeted Deposit to Class B Interest Funding Account ..$    1,941,713
  2c.  Targeted Deposit to Class C Interest Funding Account ..$    3,179,904
  3a.  Balance in the Class A Interest Funding Account  ......$            0
  3b   Balance in the Class B Interest Funding Account  ......$    1,941,713
  3c   Balance in the Class C Interest Funding Account  ......$    3,179,904
  4a.  Targeted Deposit to Class A Principal Funding Account  $            0
  4b.  Targeted Deposit to Class B Principal Funding Account  $            0
  4c.  Targeted Deposit to Class C Principal Funding Account  $            0
  5a.  Balance in the Class A Principal Funding Account    ...$            0
  5b.  Balance in the Class B Principal Funding Account    ...$            0
  5c.  Balance in the Class C Principal Funding Account    ...$            0
   6.  Targeted Deposit to Class C Reserve Account   .........$            0
   7.  Balance in the Class C Reserve Account     ............$            0
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes   ........$            0
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount      ..........................$            0
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes   ........$            0
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount        ..........................$          0
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes   ........$  666,666,650
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount      ..........................    133.33333%
  9a.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation
       of Investor Charge-Offs      ..........................$            0
  9b.  Reduction in the Class B Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on Class A Notes   ........$            0
  9c.  Reduction in the Class C Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on
       Class A or Class B Notes     ..........................$            0
 10a.  Reimbursement of Class A Nominal Liquidation Amount ...$            0
 10b.  Reimbursement of Class B Nominal Liquidation Amount ...$            0
 10c.  Reimbursement of Class C Nominal Liquidation Amount ...$            0

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                  For the Due Period Ending September 26, 2000
==============================================================================

E. Information Regarding Distributions to Noteholders of Citiseries
   ----------------------------------------------------------------
   (Aggregate Basis)

   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates       .................$            0
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates       .................$            0
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates       .................$            0
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes       ....$            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes       ....$            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes       ....$            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes      ......$            0
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes      ......$            0
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes      ......$            0
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates .....$            0

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this ___16th___ day of October 2000.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                      and
                                As Servicer of Citibank Credit Card
                                   Master Trust I


                                    By: /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Authorized Representative